UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

SALAMON GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1401 F Street B200, Modesto, CA 95354
(Address of principal executive offices)

(209) 576-0140
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K filed on January 3, 2011, is being filed for the purpose of filing an amendment to exhibit 2.1 to such Form 8K, in the form of an Amended Stock Purchase Agreement. The Stock Purchase Agreement therein has been amended to reflect the revised consideration to be paid to the Seller by Salamon Group Inc. (the “Registrant”) in exchange for the Sunlogics Power Fund Management Inc. Shares. The Amended Stock Purchase Agreement is intended to replace the Stock Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
Exhibit 2.1	Amended Stock Purchase Agreement dated May 12, 2011
Exhibit 10.1	Stock Purchase Agreement dated December 30, 2010(1)
Exhibit 10.2	Form of Warrant to Purchase Common Stock

Note

(1)	Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on January 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALAMON GROUP INC.

By: /s/ Michael Matvieshen
Michael Matvieshen
Chief Executive Officer

Date: May 13, 2011